Exhibit 23


                         Consent of Independent Auditors


We consent to the inclusion of our report dated March 20, 2001, on our audit of the consolidated financial statements of Hydrocarbon Technologies, Inc. and Subsidiaries as of December 31, 2000 and 1999, and for the years then ended in this Form 8-K filing with the Securities and Exchange Commission.


                                                   /s/ DRUKER, RAHL & FEIN

                                                    DRUKER, RAHL & FEIN



September 7, 2001